UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         Market 2000+ HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

         DELAWARE                   001-16087                 13-5674085
      (State or other         Commission File Number       (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)

                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

The merger of BellSouth  Corporation  (NYSE Ticker:  "BLS") and AT&T Inc.  (NYSE
Ticker: "T"), two of the constituents of the Market 2001+ HOLDRS Trust, was consummated on December 29, 2006. Effective January 3, 2007, BellSouth
Corporation will no longer be an underlying constituent of the Market 2001+ HOLDRS Trust. For the 5 shares of BellSouth Corporation per 100 shares round lot of Market 2001+ HOLDRS, The Bank of New York received 6.625 shares of AT&T Inc. Effective January 3, 2007, creations and cancellations of Market 2001+ HOLDRS Trust require 11.560304 shares of AT&T Inc.


The quantity of shares of JDS Uniphase Corporation (NASDAQ ticker "JDSU" ) represented by each 100 share round lot of Market 2000+ HOLDRS decreased from 2 to 0.25 shares due to the 1 for 8 reverse stock split of JDS Uniphase Corporation. Effective October 18, 2006, due to the reverse stock split, deposits of JDS Uniphase Corporation, for creation of Market 2000+ HOLDRS decreased to 0.25 instead of 2, per round lot of 100 Market 2000+ HOLDRS. Further, effective November 14, 2006, JDS Uniphase Corp. changed its NASDAQ Ticker symbol from "JDSUD" to "JDSU."

Effective November 24, 2006, as a result of the spin-off of Idearc Inc. (NYSE ticker "IAR WI") from Verizon Communications Inc. (NYSE ticker "VZ"), a component of the Market 2000+ HOLDRSSM Trust, Idearc Inc. will be added as an underlying security of the Trust. For every share held of Verizon Communications Inc. holders received 0.05 shares of Idearc Inc. For the 4 shares of Verizon Communications Inc. per 100 share round lot of Market 2000+ HOLDRS, The Bank of New York received 0.2 shares of Idearc Inc. Creations/cancellations of Market 2000+ HOLDRS require 0.2 shares of Idearc. Inc.

Effective December 1, 2006, due to the 1 for 10 reverse stock split of Nortel Networks Corp. New. (NYSE ticker Symbol "NT") the quantity of shares of Nortel Networks Corp. New (Ticker Symbol "NT") represented by each 100 share round lot of Market 2000+ HOLDRS decreased from 2 to 0.2 shares. Effective December 1, 2006 Nortel Networks Corp. New begin trading under NYSE ticker "NT." Further, due to the reverse stock split, deposits of Nortel Networks Corp. New for creation of Market 2000+ HOLDRS decreased to 0.2 NT, instead of 2 "NT," per round lot of 100 Market 2000+ HOLDRS.

On November 30, 2006 the merger of Lucent Technologies Inc. (NYSE ticker "LU"), a constituent of the Market 2001+ HOLDRS Trust, and Alcatel (NYSE ticker "ALA") became effective. Immediately following the merger, Alcatel S.A. changed its name to Alcatel-Lucent (NYSE ticker "ALU"). As a result Alcatel-Lucent will replace Lucent Technologies Inc. as an underlying security of the Market 2001+ HOLDRS Trust. For each share of Lucent Technologies Inc. held, shareholders received 0.1952 shares of Alcatel-Lucent. For the 4 shares of Lucent Technologies Inc. per 100 shares round lot of Market 2001+ HOLDRS, The Bank of New York received 0.7808 shares of Alcatel-Lucent. Effective December 1, 2006, creations of Market 2001+ HOLDRS require 0.7808 shares of Alcatel-Lucent per 100 share round lot of Market 2001+ HOLDRS.

Item 9.01.        Financial Statements and Exhibits


   (c)  Exhibits

        99.1 Market 2000+ HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED



Date:  February 12, 2007                  By:   /s/ Satyanarayan R. Chada
                                             ______________________________
                                          Name:  Satyanarayan R. Chada
                                          Title: Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Market 2000+ HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.